                                                        Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report included in this registration statement and to the incorporation by reference in this registration statement of our report dated January 27, 1998 included in Newmont Mining Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                             /s/ ARTHUR ANDERSEN LLP


Denver, Colorado,
September 28, 1998

                                                        Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report included in this registration statement and to the incorporation by reference in this registration statement of our report dated January 27, 1998 included in Newmont Gold Company's Form 10-K for the year ended December, 31 1997 and to all references to our Firm included in this registration statement.


                                             /s/ ARTHUR ANDERSEN LLP


Denver, Colorado,
September 28, 1998